Supplement to

Calvert VP SRI Strategic PORTFOLIO

Calvert Variable Products (“VP”) Portfolios Prospectus

dated April 30, 2012

Summary Prospectus for Calvert VP SRI Strategic Portfolio

 dated April 30, 2012

Date of Supplement: December 13, 2012

The Calvert Variable Series, Inc. Board of Directors (the “Board”) has approved (i) the removal of Thornburg Investment Management, Inc., as investment subadvisor for Calvert VP SRI Strategic Portfolio (the “Portfolio”) and (ii) the assumption of the day-to-day management of the Portfolio by the current investment advisor, Calvert Investment Management, Inc., effective as of December 13, 2012.

The portfolio manager change does not affect the Portfolio’s investment objective, risk factors or benchmark.  In connection with the portfolio manager change, however, the Board approved a change to the Portfolio’s principal investment strategies, effective as of December 13, 2012.  The new principal investment strategies will continue to place an emphasis on investing in the common stock of U.S. large-cap companies.

The Board also approved the reorganization of the Portfolio into the Calvert VP S&P 500 Index Portfolio and has recommended approval of the reorganization by Portfolio shareholders.  In February 2013, a Prospectus/Proxy Statement will be mailed to Portfolio shareholders that will contain additional information about the reorganization and voting instructions.  If the Portfolio’s shareholders approve the reorganization, the Portfolio will be merged into the Calvert VP S&P 500 Index Portfolio on or about April 30, 2013.  If your variable annuity contract, variable life insurance policy, qualified pension plan or qualified retirement plan (each, an “Account”) remains invested in Portfolio shares at the time the reorganization is consummated, your Portfolio shares will be replaced by shares of Calvert VP S&P 500 Index Portfolio and thereafter the value of your Account will depend on the performance of Calvert VP S&P 500 Index Portfolio, rather than that of the Portfolio.

Accordingly, the following sections in the Prospectus and/or Summary Prospectus are hereby revised as indicated, effective immediately:

Under “Portfolio Management” on page 13 of the Prospectus and page 3 of the Summary Prospectus, the following is added under the sub-section “Investment Advisor”, which lists Calvert Investment Management, Inc.:

Portfolio Manager Name	Title	Length of Time Managing Fund
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities, Calvert	Since December 2012

Under “Portfolio Management” on page 13 of the Prospectus and page 3 of the Summary Prospectus, the sub-section “Investment Subadvisor” and the information thereunder are deleted.

Under “Management of Portfolio Investments – More Information About the Advisor, Subadvisors and Portfolio Managers” on page 30 of the Prospectus, the information relating to Thornburg is deleted, and the following is added:

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Calvert VP SRI Strategic Portfolio

Calvert Investment Management, Inc.

See “About Calvert” above.

Natalie A. Trunow has been responsible for the day-to-day management of the Fund since December 2012.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow

Senior Vice President, Chief Investment Officer – Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.

Ms. Trunow joined Calvert as Head, Equities in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Portfolio Manager

Under “Investments, Risks and Performance – Principal Investment Strategies” on page 11 of the Prospectus and page 1 of the Summary Prospectus, all of the text in that section is deleted and replaced by the following text:

The Portfolio employs an active investment strategy and invests primarily in the common stocks of U.S. large-cap companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors, using quantitative, fundamental, and macroeconomic insights that are designed to identify stocks with the greatest potential to outperform the market.  Insights from this stock selection process are enhanced by the Advisor’s fundamental investment research, which seeks to add value by integrating traditional fundamental investment analysis with the Advisor’s proprietary views on critical environmental, sustainability and governance issues.  The portfolio construction process seeks to maximize the benefit of these insights while controlling the Portfolio’s risk profile relative to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, and minimizing transaction costs.  The Portfolio may sell a security when it no longer appears attractive under this process or if it contributes disproportionately to portfolio risk.

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The Portfolio will normally invest at least 80% of its net assets, including borrowings for investment purposes, in the equity securities (common stock) of large capitalization companies.  The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy.

The Portfolio defines large-cap companies as those within the range of market capitalizations of the S&P 500 Index.  The S&P 500 Index is an unmanaged index of common stocks comprised of 500 large capitalization common stocks of U.S. companies that aims to include the top 75% of the value of the domestic equity markets.  As of December 31, 2011, the market capitalization of the S&P 500 Index companies ranged from $1.6 billion to $406 billion with a weighted median level of $51.2 billion and a weighted average level of $96.4 billion.  The S&P 500 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.

Although primarily investing in large-cap U.S. companies, the Portfolio may also invest in mid-cap and small-cap companies.  The Portfolio may not invest more than 25% of its net assets in foreign securities.  The Advisor rebalances the Portfolio as market conditions warrant while attempting to minimize transaction costs and adhere to its long-term investment objective.

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